EXHIBIT 99.2
Presentation to Be Made on September 6, 2005

Lehman Brothers 2005 CEO Energy/Power Conference September 2005 1099 18th Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG Fred Barrett, President and Chief Operating Officer

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, market conditions, oil and gas price volatility, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our definitive prospectus dated August 17, 2005 filed with the Securities and Exchange Commission (SEC). We refer you to the "Cautionary Note Regarding Forward-Looking Statements" section of this filing. Forward-Looking Statements

Pure Rockies exploration and production company focused primarily on natural gas Extensive multi-year development drilling inventory Exposure to multiple high impact, high return exploration plays Heavily weighted towards unconventional projects: lower risk, repeatable, long life and very large reserve size; potential to become resource plays Develop and utilize cutting-edge technology, including 3-D seismic Solid record of production and reserve growth Strong balance sheet positioned for growth Experienced management team and technical staff with demonstrated exploration expertise Key Corporate Highlights

Northeast Gulf Coast Midcontinent Southwest Rocky Mountain West Coast 1990 0.7809069 4.331861 3.380096 1.635423 1.664721 0.3017485 0.7931092 4.363564 3.282838 1.642234 1.808598 0.3135721 0.7699253 4.369802 3.236064 1.691908 2.11667 0.2943003 0.7724932 4.488545 3.255246 1.650476 2.183808 0.2546072 0.7853501 4.509785 3.181921 1.758995 2.425097 0.2470925 1995 0.7903771 4.625696 3.032781 1.632592 2.538141 0.2159502 0.8095427 4.76177 2.972016 1.614197 2.510087 0.2169776 0.8140746 4.842009 2.845341 1.541434 2.696138 0.2268242 0.8451952 4.878552 2.743473 1.538941 2.887514 0.2575964 0.8883925 4.782995 2.570037 1.55962 2.93389 0.3130921 0.9710838 4.962299 2.544863 1.565861 3.2368 0.3065502 0.8642483 4.988986 2.494992 1.649182 3.536854 0.3176881 0.9145243 4.758565 2.376037 1.749006 3.595132 0.2934524 2003 0.9011539 4.812709 2.46706 1.742124 3.694352 0.2768003 0.8444964 4.412584 2.506365 1.71708 4.206705 0.2442134 0.8476622 4.371549 2.525056 1.826602 4.378416 0.2287082 0.8842479 4.312771 2.420853 1.943703 4.430039 0.2174247 0.925696 4.336293 2.344839 2.021387 4.390205 0.2051668 0.9801184 4.381239 2.3377 2.089396 4.499159 0.197878 1.00977 4.514257 2.434427 2.183291 4.663496 0.1928539 2010 1.011388 4.374002 2.427552 2.18693 4.787657 0.1902482 1.048441 4.52036 2.537214 2.293002 4.938613 0.1899978 1.070167 4.471567 2.543295 2.353877 5.08867 0.1913297 1.084011 4.293458 2.457742 2.362065 5.193805 0.1886171 1.124936 4.247593 2.408014 2.387491 5.278525 0.1831339 2015 1.122248 4.129449 2.320238 2.361242 5.273579 0.1763235 1.089112 3.991443 2.195886 2.308202 4.986141 0.1651235 1.128223 4.018504 2.178202 2.332381 4.942021 0.1613737 1.168269 4.049009 2.220847 2.367461 5.242728 0.1666396 1.194338 3.983091 2.199329 2.349807 5.456632 0.1688478 2020 1.17678 3.924486 2.146207 2.324664 5.56371 0.1654232 1.167486 3.876442 2.068881 2.287482 5.480752 0.1575326 1.171152 3.781148 1.984731 2.217818 5.403047 0.1516196 1.153364 3.731217 1.94397 2.166582 5.471579 0.1503454 1.155545 3.763729 1.935667 2.14837 5.573147 0.1487544 2025 1.153831 3.781458 1.917671 2.128551 5.582128 0.1455724 2005 1995 1990 2010 2015 2020 2025 2000 * Source: Dept. of Energy, EIA; Released: January 2005 Lower 48 Projected Natural Gas Production Gulf Coast Mid-Continent Southwest Northwest Focus on the Rocky Mountains Rocky Mountains Projected Historical West Coast

Denver, CO Big Horn Basin Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin CBM 1,094 Horizontal 102 Hill Creek 7 Waltman Arch 165 W. Tavaputs 203 Gibson Gulch 808 Extensive Development Inventory 292 Bcfe proved reserves at year-end 2004 1.1 Tcfe P3 reserves Approximately 2,400 unrisked locations Seven year drilling inventory 94% average working interest 92% operated Gas Prone Area Oil Prone Area Development Project

Bill Barrett Corporation

Significant Exploration Upside

- 26 exploration projects
- 70% unconventional
- Over 10 Tcfe unrisked potential
- Over 1,000,000 net undeveloped acres
- Over 1,100 sq. mi. 3-D seismic coverage
- 19 exploration wells in 2005


Williston Basin
NORTH DAKOTA
Red Water
Madison, Bakken, Red River Horizontal
Montana Overthrust (Circus)
MONTANA
Big Horn Basin
Powder River Basin
SOUTH DAKOTA
Big Horn
CBM Wyodak, Big George
Talon, East Madden
Wind River Basin
Waltman Arch
Antelope Hollow
Green River Basin
WYOMING
NEBRASKA
Lake Canyon, Brundage Canyon
Hook
Uinta Basin
Gibson Gulch
DJ Basin
Tri-State
Utah Overthrust (Hingeline)
Piceance Basin
Denver, CO
UTAH
Woodside
W. Tavaputs
KANSAS
COLORADO
Pine Ridge
Paradox Basin
Yellow Jacket
Unrisked Target Size
50-250 Bcfe
250-500 Bcfe
500 Bcfe to Multi-Tcfe

6

3-D Seismic Coverage Anadarko Basin 20% Permian Basin 50% Rockies 5-10% coverage Midcontinent 20% to 50% coverage Source: Modified from data based on a combination of public domain information and exclusive data provided by Tricia Dark, Terra Ventures Inc. (www.terrasearch.net); article from AAPG Explorer, Randy Ray, February 2003 Gulf of Mexico 100% Onshore 70% Gulf Coast 70% to 100% coverage Barrett currently has over 1,100 sq. miles 3-D Planned Barrett 3-D Seismic Surveys

Grand SCALE: 1 Township = 36 sq mi Rifle, CO Piceance Basin Basin Centered Gas Project Hogback Barrett Acreage Gas Producing Area Pipeline CIG 16" Questar Gibson Gulch COLORADO Piceance Basin White River Uplift Rulison 275 Bcfe 150 MMcfe/d Mamm Creek 259 Bcfe 271 MMcfe/d Divide Creek 65 Bcfe 2 MMcfe/d Parachute 139 Bcfe 100 MMcfe/d Grand Valley 233 Bcfe 143 MMcfe/d COGCC website for updates

Gibson Gulch Piceance Basin Silt Gibson Gulch Unit Proposed 3-D Seismic - 25 sq mi Scale: 640 ac = 1 Mile (with 10 ac grid) Mamm Creek 259 Bcfe 271 MMcfe/d Barrett Acreage - 100% Joint Ownership Areas Pipelines Mesaverde Structure Barrett Wells 2005 Location 22,787 Gross / 17,914 Net Acres 89 Bcfe Proved Reserves 4 Active Rigs 15 MMcfe/d Net Production $127 MM 2005 Capex (80 wells, 4 recompletions) Seven year drilling inventory based on 20-acre well density, 10-acre density being evaluated

San Arroyo 381 Bcfe Monument Butte 289 Bcfe Natural Butte 2 Tcfe Altamont/Bluebell 3.1 Tcfe Drunkards Wash 278 Bcfe West Tavaputs Garmesa Lake Canyon Price, UT Hill Creek Tumbleweed Cedar Camp Brundage Canyon Roosevelt, UT $67 MM 2005 Capex (20 wells, 4 recompletions) 16 MMcfe/d Net Production UTAH Uinta Basin Trend Garmesa SCALE 1 Township = 36 sq mi Uinta Basin 3-D Seismic Survey 228,082 Net Undeveloped Acres 49 Bcfe Proved Reserves

Questar interconnect Compressor site West Tavaputs Project Uinta Basin 37,623 Net Undeveloped Acres 4 Active Rigs $55 MM 2005 Capex (14 wells, 4 recompletions) 9 MMcfe/d Net Production Scale: 640 ac = 1 Mile (with 40 ac grid) 83 Sq Mile 3-D Survey WOC 15,700' Deep Test Drilling Recomplete Recompletes Deep Well (1967) WOC WOC WOC Barrett Acreage Seismic Option Acreage Gas Well 2004 Location 2005 Location Existing Pipelines Proposed Pipelines Potential 160-acre location Getty Deep Well (1980) Tested: Dakota 315 Mcf Entrada 1,800 Mcf

Bill Barrett Corporation

Wind River Basin

- **$62 MM 2005 Capex** (19 wells, 7 recompletions)
- **50 MMcfe/d Net Production**
- **161,034 Net Undeveloped Acres**
- **83 Bcfe Proved Reserves**



Owl
Creek
Thrust
Fault
Madden
3+ Tcfe
EAST
MADDEN
3-D
WYOMING
Wind River Basin
Frenchie Draw
100+ Bcfe
WALTMAN
ARCH 3-D
Cave Gulch
Lance
TALON
Basin - Centered
Gas
Play
Waltman Arch Thrust
Cooper Reservoir
Windjammer
Stone Cabin
Pommard
Wallace Creek
SCALE:
1 Township
36 sq mi
Barrett Acreage
Gas Field
Faults

12

Cave Gulch - Bullfrog Program Waltman Arch, Wind River Basin Multiple Pays: Shallow: Lance, Ft. Union; Deep: Frontier, Muddy, Lakota $22 MM 2005 Capex (5 wells, 4 recompletions) 36 MMcfe/d Net Production 12,091 Net Undeveloped Acres 47 Bcfe Net Proved Reserves 54 - 100% Working Interest Drill 1-3 deep wells per year SCALE 640 ac = 1 Sq Mile Bullfrog #14-18 Deep Test Muddy IP: 18 MMcfe/d (gross) WI: 94% Assessing EUR Cave Gulch #1-29 Recomplete Muddy IP: 12 MMcfe/d (gross) WI: 70% EUR: 27 Bcfe Barrett Acreage Future Lance Location Potential Future Deep Location Historical Deep Producers Deep Gas Show Well Deep Structural Axes Gas Productive Area

East West Waltman Arch Wind River Basin Cave Gulch Waltman Bullfrog Cooper Reservoir Wallace Creek Windjammer Pommard Scale in Miles 0 6 Thrust Arch Waltman Barrett Acreage Structural Axes Thrust Faults Gas Productive Area Oil Productive Area Large contiguous acreage position with 375 sq miles of 3-D seismic Multiple Pays $39 MM 2005 Capex (12 wells, 7 recompletions) 49 MMcfe/d Net Production 62,642 Net Undeveloped Acres 50-100% Working Interest Exploratory Program 6 Exploration Plays 3-D Seismic Survey Cave Gulch #1-29 BBC Recomplete ('05) Muddy IP: 12 MMcfe/d (gross) WI: 70% EUR: 27 Bcfe NRI on the 1-29 is 56.32% and on the 14-18 it is 77.18% Stone Cabin #1 BBC Deep Test ('03) Muddy IP: 10 MMcfe/d (gross) WI: 100% EUR: 5.3 Bcfe Stone Cabin WHB 28-1 SOHIO 1984 Muddy IP: 4 MMcfe/d (gross) EUR: 3.5 Bcfe Discovery Well Bullfrog #14-18 BBC Deep Test ('05) Muddy IP: 18 MMcfe/d (gross) WI: 94% Assessing EUR

World Class Structure Multiple Pay Horizons Multiple Drilling Inventories in Each Field East - West Seismic Profile Waltman Arch West East 15,000' Mesaverde 6000' uplift Lance Cody Frontier Muddy Tensleep Basement Fort Union THRUST WALTMAN ARCH Up Down Meeteetse Raderville Madison 15+ miles

Bill Barrett Corporation

Powder River Basin

Coal Bed Methane

- **$24 MM 2005 Capex**
  (219 Big George wells)
- **25 MMcfe/d Net Production**
- **45,022 Net Undeveloped Acres**
- **40 Bcfe Proved Reserves**
- **8 Active Rigs In 3 Areas**



WYODAK PLAY
BIG GEORGE PLAY
Amos Draw
Gillette, WY
Fort Union Outcrop
Cat Creek
DeadHorse
Willow Creek
Tuit
Fort Union Outcrop
Palmtree
Porcupine
SCALE
1 Township
= 36 sq mi



MT
WY
Powder River Basin

Barrett Acreage
Gas Producing Area

16

Williston Basin Horizontal Technology Play Predominantly Fee Lands Oil Component $14 MM 2005 Capex (7 wells, 1 recompletion) 7 MMcfe/d Net Production 132,740 Net Undeveloped Acres 31 Bcfe Proved Reserves Barrett Acreage Oil Field Gas Field SOUTH DAKOTA MONTANA Williston Basin Mapped Area NORTH DAKOTA Grand River Red River "B" Play Cedar Creek Anticline Scale in Miles 0 30 Cedar Hills Field Bakken Trend Target-Red Bank Madison Play Red Bank Extension Madison Play Lyco Sale $421 MM Mondak Bakken Play Hebron Bakken Play

Continuing to Build Our Portfolio Denver, CO Big Horn Basin Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin Antelope Hollow Pine Ridge Yellow Jacket Lake Canyon, Brundage Canyon Hook Unrisked Target Size 50-250 Bcfe 250-500 Bcfe 500 Bcfe to Multi-Tcfe Montana Overthrust (Circus) Utah Overthrust (Hingeline) Red Water

Bill Barrett Corporation

Tri-State

DJ Basin

- 174,543 Net Undeveloped Acres
- Predominantly Fee (Year-round Drilling)
- Excellent access to pipeline infrastructure
- Explore applying horizontal technology

- In house 226 miles 2-D Proprietary & 755 mile licensed 2-D
- In house 24 sq. miles 3-D Seismic
- 516 miles 2-D Seismic acquired in 2005
- 90-120 sq. miles 3-D follow-up (dependent on 2-D results)


WY
NE
DJ Basin
Tri-State Project
CO
KS
CO
NE
KS
Cherry Creek
EUR: 15 Bcfe
Niobrara
Republican
EUR: 87 Bcfe
Niobrara
Cahoj
8,878 MBbls
Pennsylvanian
St. Francis
Celia
2,613 MBbls
Pennsylvanian
Beecher Island
EUR: 130 Bcfe
Niobrara
SCALE
1 Township
= 36 sq mi
Bonny
EUR: 79 Bcfe
Niobrara
Testing one vertical and one horizontal well
3-D outline
Goodland
Burlington
Goodland
EUR: 13 Bcfe
Niobrara
Barrett Acreage
Oil Field
Gas Field
Exploration Fairway

19

Basin Centered Gas Project Big Horn Basin 112,295 Net Undeveloped Acres Long Term Acreage Prolific Hydrocarbon System Multiple "Giant" Fields Multiple Pay Potential Large Undrilled Region Targeting Basin Centered Gas WYOMING Big Horn Basin SCALE 1 Township = 36 sq mi Area of Basin Centered Gas Play Barrett Acreage Gas Field Oil Field Outcrop Structural Axes

Bill Barrett Corporation

Rocky Mountain Overthrust Projects

- High potential, higher risk structural exploration Play

Montana Overthrust Play (Circus)

- 115,085 Net Undeveloped Acres
- 82 sq. mi. 3-D in 2005

Utah Overthrust Play (Hingeline)

- 7,837 Net Undeveloped Acres


Canadian Overthrust
EUR: 20+ Tcfe
BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
MANITOBA
Circus
MONTANA
NORTH DAKOTA
Williston Basin
Big Horn Basin
Powder River Basin
SOUTH DAKOTA
Wyoming Overthrust
EUR: 10+ Tcfe
Wind River Basin
Green River Basin
WYOMING
NEBRASKA
Hingeline
Uinta Basin
Piceance Basin
DJ Basin
Denver, CO
UTAH
KANSAS
COLORADO
Paradox Basin
Wolverine Discovery
Covenant Field
San Juan Basin
NEW MEXICO
Gas Prone Area
Oil Prone Area

21

(IP) (IP) Drilling Success Development Piceance Waltman Arch Cave Gulch #1-29 Hill Creek West Tavaputs Powder River-CBM Williston Exploration Bullfrog #14-18 Stone Cabin East Madden Talon Williston Tri-State West Tavaputs Deep Lake Canyon Talon Williston Wells 100% 92% 100% 100% 92% 100% 85% 100% 25% 100% 85% 100% Testing Drilling Spud 3Q Spud 4Q Spud 3Q-4Q Success Rate 15 25 7 7 9 25 6 14 2 1 1 1 Testing Net Production (MMcfe/d) 45 92 1 10 24 381 13 1 4 1 13 4 2 1 3 2 3

2002 2002 2003 2004 Drilling 58 130 204 292 2002 2002 2003 2004 2005 2545 3163 14868 28256 35000 Record of Growth Production Production (MMcfe/d) Mar 02 Dec 02 Dec 03 Dec 05 Jun 05 Drilling 24 31 72 91 94 Jun 2005 24 72 95 53% CAGR Dec 2004 Dec 2002 Dec 2003 Mar 2002 31 91 East 46 160 667 959 1059 Mar 2002 Dec 2002 Dec 2003 Dec 2004 162% CAGR Jun 2005 1,059 959 667 160 46 Net Undeveloped Acres (thousands) 80% CAGR Mar 2002 Dec 2002 Dec 2003 Dec 2004 292 130 58 204 Net Proved Reserves (Bcfe) Discretionary Cash Flow (millions) Q2 2002 Q4 2002 Q4 2004 Q2 2005 $3 $3 $28 $35 123% CAGR Q4 2003 $15

Appendix

Williston Piceance Powder River Uinta Wind River 6.1 10.7 24.6 17.9 35.5 Record of Growth Production June 2005 Production (MMcfe/d) Williston 6 Piceance 11 Powder River 25 Uinta 18 Wind River 36 Production (MMcfe/d) Mar 02 Dec 02 Dec 03 Dec 05 Jun 05 Drilling 24 31 72 91 94 Jun 2005 24 72 95 53% CAGR Dec 2004 Dec 2002 Dec 2003 Mar 2002 31 91

2002 2003 2004 2005E Drilling 31.3 151.7 209 305 Acquisitions 134.5 44.6 138 0 PRB 11 53 23 21 DJ 0 0 4 0 Williston 13 7 13 22 Other 13 5 1 0 Capital Expenditures (millions) $135 $31 $45 $152 $138 $209 $305 Acquisitions Base Capex 2005 Capex $305 million Wind River Other Piceance Uinta 62 49 127 67 Piceance 42% Uinta 22% Wind River 20% Other 16% Development Exploration Other 74 11 15 *Includes Acreage, Facilities and G&G Exploratio n 11% Other* 15% Development 74% Record Of Growth Investment In Our Asset Base 2002 2002 2003 2004 2005 2545 3163 14868 28256 35000 Discretionary Cash Flow (millions) Q2 2002 Q4 2002 Q4 2004 Q2 2005 $3 $3 $28 $35 123% CAGR Q4 2003 $15 Development Exploration Acreage G&G Other Facilities 211.3 27.8 7.8 5.1 2.4 21.6 Exploration 10% Development 76% Other 1% Facilities 8% Acreage 3% G&G 2% this slide has changed and we want it to be discretionary cash flow, not EBITDAX. The change in DCF is 2.6 million for .10 (2%) and 5.2 for .20 (4%). For net income, use .8 million, 7% and 1.6 million, 14%. For the note-bsed on H2 2005 cash flow and earnings estimates (annualized) at $5.25 CIG.

East 46 160 667 959 1059 2002 2002 2003 2004 Drilling 58 130 204 292 Mar 2002 Dec 2002 Dec 2003 Dec 2004 162% CAGR Jun 2005 1,059 959 667 160 46 Net Undeveloped Acres (thousands) Record Of Growth Investment In Our Asset Base 80% CAGR Mar 2002 Dec 2002 Dec 2003 Dec 2004 292 130 58 204 Net Proved Reserves (Bcfe)

2005 Financial Highlights 2005 Annual 6 months Guidance Note: through June 30, 2005 Production (Bcfe) 17.0 37.4-40.0 Operating costs (millions) LOE $8.9 $21.5-23.3 Gathering 5.6 11.4-12.2 G&A 11.6 23.0-24.5 Capex (millions) $154 $305 Discretionary cash flow In millions $66.3 Per Mcfe $3.90 Per share $1.54 Realized price (per Mcfe) $6.15

SCALE 1 Township = 36 sq mi Key Well 14-1 Marsing (1975) 4,000' gas saturated Mesaverde section Altamont/Bluebell Duchesne Structural Level of Natural Buttes Barrett Acreage Mesaverde Penetration Oil Producer Pipeline Fault Temporarily Abandoned 57 sq mi 3-D Seismic Survey #1 DLB TD 14,500' WI 75% Shallow Green River locations WI 18.75 - 25% Lake Canyon / Brundage Canyon Exploration Project 161,176 Net Undeveloped Acres (includes 130,346 drill-to-earn acres) Targets: Green River, Mesaverde and Blackhawk E = Exploratory wells D = Development wells = Key information/results available 3-D = 3-D seismic survey Green River E 2 wells 2005 2006 BASIN Q1 Q2 Q3 Q4 Q1 Q2 AREA Mesaverde E 3-D Uinta E DRILLING SCHEDULE Lake Canyon Lake Canyon Gross BBC Net Fee 55,627.00 33,987.00 EDA 124,794.00 93,596.00 Brundage 49,000.00 36,750.00 Total 229,421.00 164,333.00 Per Tab, May 11, 2005: 7-31-05, per Hunt In-Hand: 55,627 g, 39,830n To be earned: 173,794 g 130,346n

SCALE 1 Township = 36 sq mi Garmesa Uinta Basin Garmesa Exploration Project West Tavaputs 8,217 Net Acres E = Exploratory wells = Key information/results available 3-D = 3-D seismic survey 2005 2006 BASIN Q1 Q2 Q3 Q4 Q1 Q2 AREA Tumbleweed Cedar Camp E 3 wells 3-D DRILLING SCHEDULE San Arroyo 381 Bcfe Hill Creek 7 MMcfed net WI 37.5 - 75% Trend Cedar Camp 16 sq mi 3-D WI 37.5 - 80% Tumbleweed 20 sq mi 3-D WI 38.66% Cedar Mountain 2 Bcf & 5 Bcf WOPL Barrett Acreage Gas Well Gas Field

Bill Barrett Corporation

Eastern Wind River - Basin Centered Gas Projects

Talon and East Madden

- 262,060 Gross and 93,199 Net Acres


WYOMING
Wind River Basin


Owl
Creek
Thrust
Madden
3+ Tcfe
Hitchcock
Draw
16,600' Test
EAST
MADDEN 3-D
BBC WI 37.5%
Fault
Yates Riverbank Unit
BBC WI 44%
BBC Talon Unit
BBC WI 44-64%
Frenchie Draw
100+ Bcfe
Thrust
TALON
Area of New Ft. Union
and Lance Production
Lance Basin - Centered Gas Play
Waltman Arch
Yates Mahoney Unit
BBC WI 44-100%
Barrett Acreage
Gas Well
2005 Location

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Wind River	Talon	E 7 well program		★			
	East Madden	E		★			

E = Exploratory wells
D = Development wells
★ = Key information/results available

32

Target 85 -100% WI Central Williston Williston Basin, Montana & North Dakota Madison and Bakken Trends Red Bank 90 -100% WI N. D A K O T A SCALE 1 Township = 36 sq mi Red Bank Extension 65 -100% WI Harding Madison Nameless Madison Indian Hills Madison 35-75% WI Target/Red Bank/Red Bank Extension Multi-Pay Potential Mondak Bakken 22-100% WI Red Water Bakken 95 -100% WI Bakken Trend Hebron 50 -100% WI 108,046 Net Undeveloped Acres 2005 2006 Q1 Q2 Q3 Q4 Q1 Q2 D 4 wells Williston Central Basin D 2, E 4 DRILLING SCHEDULE BASIN AREA D 1, E 1 M O N T A N A Barrett Acreage Oil Well Completed 2005 well 2005 Dev. Location Exploratory Location

Bill Barrett Corporation

Grand River

Williston Basin, North & South Dakota

- 9,527 Net Undeveloped Acres


Horizontal
Red River "B"
Producer
60% Avg. W.I.
NORTH DAKOTA
SOUTH DAKOTA
High Potential
Red River "B" Zone
Horizontal Exploration
Trend
Barrett
Horizontal
Exploratory
Location
Barrett Acreage
Oil Well
Red River B Show Well
Horizontal Well
Scale: 640 ac = 1 Mile
(with 40 ac grid)

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Williston	Grand River				E ★		

E = Exploratory wells
D = Development wells
★ = Key information/results available

34

Pine Ridge & Yellowjacket Prospects Paradox Basin 33,273 Net Undeveloped Acres Scale: 640 ac = 1 Mile (with 40 ac grid) Barrett Acreage Gas Well Oil Well Salt Anticlines Pipeline Yellowjacket High Graded Shale Gas Area Salt Flank Production CUM: 80 Bcf Currently: 44 MMcfe/d Pine Ridge Salt Flank Play 21 sq mi 3-D in Fall 2005 Offset to key well with 250' of gas shows 200 Bcf upside UTAH COLORADO Paradox Basin New Salt Flank Production Andy's Mesa Double Eagle

COLORADO INTERSTATE GAS OVERTHRUST SOUTHERN STAR KMI KERN RIVER NORTHWEST PIPELINE TRANS COLORADO LOST CREEK CHEYENNE PLAINS EXISTING PIPELINES WYOMING INTERSTATE COMPANY (WIC) TRAILBLAZER WILLISTON BASIN INTERSTATE FORT UNION THUNDER CREEK QUESTAR PENDING/PROPOSED EXPANSIONS WBI GRASSLANDS BISON KMI ADVANTAGE SS WESTERN FRONTIER ENBRIDGE BEACON NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location Rocky Mountain Pipelines OKLAHOMA ARIZONA NEW MEXICO POWDER GREEN Opal Cheyenne KANSAS SOUTH DAKOTA NEBRASKA MONTANA IDAHO COLORADO UTAH WYOMING CIG CIG Northwest CIG CIG KMI WY Questar Questar Northwest Trans Colorado Southern Star Interstate Kern River Williston Basin Interstate Williston Interstate Basin Fort Union Thunder Ck Lost Creek KMI CIG Cheyenne Plains UINTA/PICEANCE DJ/EASTERN CO WIND/BIG WIC ENTEGRA